EX-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs Trust of our reports dated December 22, 2025, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended October 31, 2025. We also consent to the references to us within the introductory note and under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2026

Appendix A

Fund Book	Fund	Period
Goldman Sachs Dividend Focus Funds	Goldman Sachs Income Builder Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Dividend Focus Funds	Goldman Sachs Rising Dividend Growth Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Domestic Equity Insights Funds	Goldman Sachs Large Cap Growth Insights Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Domestic Equity Insights Funds	Goldman Sachs Large Cap Value Insights Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Domestic Equity Insights Funds	Goldman Sachs Small Cap Equity Insights Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Domestic Equity Insights Funds	Goldman Sachs Small Cap Growth Insights Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Domestic Equity Insights Funds	Goldman Sachs Small Cap Value Insights Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Domestic Equity Insights Funds	Goldman Sachs U.S. Equity Insights Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Fundamental Emerging Markets Equity Funds	Goldman Sachs China Equity Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Fundamental Emerging Markets Equity Funds	Goldman Sachs Emerging Markets Equity Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Fundamental International Equity Funds	Goldman Sachs International Equity ESG Fund	November 1, 2024 - October 31, 2025
Goldman Sachs Fundamental International Equity Funds	Goldman Sachs International Equity Income Fund	November 1, 2024 - October 31, 2025
Goldman Sachs International Equity Insights Funds	Goldman Sachs Emerging Markets Equity Insights Fund	November 1, 2024 - October 31, 2025
Goldman Sachs International Equity Insights Funds	Goldman Sachs International Equity Insights Fund	November 1, 2024 - October 31, 2025
Goldman Sachs International Equity Insights Funds	Goldman Sachs International Small Cap Insights Fund	November 1, 2024 - October 31, 2025